Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AN

EIGHTY-SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to its terms.

WHEREAS, pursuant to Statements of Work previously executed by and between CSG and certain of Participating Affiliates, Customers currently own ********** (**) kiosk units located at the Customer designated locations more particularly identified in Attachment D to Exhibit C-4 attached hereto (the "Existing Kiosk Units) for which CSG is performing the Payment Kiosk Services (as defined below) pursuant to the terms of the executed Statements of Work referenced above; and

WHEREAS, Customers desire to have, and CSG agrees to provide Customers with, (i) the ability to purchase additional kiosk units as more fully described in Attachment D to Exhibit C-4 (the "Additional Kiosk Units" and together with the Existing Kiosk Units, the “Kiosk Units”) pursuant to the terms herein for purchase and deployment of such Additional Kiosk Units to Customers' designated locations, and, further, (ii) the Payment Kiosk Services for each of the Existing Kiosk Units, as applicable, and the Additional Kiosk Units.

NOW, THEREFORE, CSG and TWC agree to the following upon the Effective Date:

1.

TWC desires and CSG agrees to provide the Payment Kiosk Services to (i) allow Customers to purchase and deploy Additional Kiosk Units for (a) TWC and Participating Affiliates for Connected Subscribers and (b) TWC and Affiliates for Non-ACP Subscribers and (ii) provide the Warranty (defined below) services and Kiosk Software Support Services (defined below) (collectively, the “Payment Kiosk Services”) for Existing Kiosk Units and Additional Kiosk Units, pursuant to the terms and conditions stated herein and in the Agreement.  Upon execution of this Amendment, the Agreement is amended as follows:

(a)

Schedule B, Basic Products and Additional Products and Associated Exhibits of the Agreement is hereby amended by adding the following to the list of "Additional Products" in Schedule B and by adding the paragraph titled “Kiosks” below to the Section titled “Product Descriptions” in Schedule B:

The Existing Kiosk Units, the Additional Kiosk Units and all Kiosk Software (defined below)

Kiosks. CSG will provide, and Customers may purchase from CSG, Additional Kiosk Units, as more particularly described in Exhibit C-4, Attachment D.

(b)	Schedule C, Basic Services and Additional Services and Associated Exhibits of the Agreement is hereby amended by adding the following to the Section entitled "Additional Services":

Precision eCare® Payment Kiosks - Exhibit C-4 Attachment D

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

(c)	Exhibit C-4, "Precision eCare® – Service Bureau," Additional Services, is hereby amended by adding the following new paragraph to the end of Section 2, Additional Services:

“Further notwithstanding the foregoing, CSG will provide, and Customers may purchase from CSG, Payment Kiosk Services, as more particularly described in Attachment D – Precision eCare® Payment Kiosks.  For avoidance of doubt, in no event are any other modules and/or elements of Precision eCare® necessary as prerequisites for receipt of the Payment Kiosk Services.”

(d)

Additionally, Exhibit C-4, "Precision eCare® - Service Bureau," is hereby modified by adding a new attachment, “Attachment D - Precision eCare® Payment Kiosks," attached to this Amendment and incorporated herein by this reference.

2.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F of the Agreement, "Fee Schedule," "CSG SERVICES," Section III, "Payment Procurement," shall be amended to add a new subsection I, titled "Precision eCare® Payment Kiosks," to include the following fees for Precision eCare Payment Kiosks:

I.	Precision eCare® Payment Kiosks:

Description of Item/Unit of Measure	Frequency	Fee
1.Additional Kiosk Unit Purchase and Deployment Fees (per Additional Kiosk Unit; ******** ************* ************** ********) (Note 1)	********	*****
2.Kiosk Software Support Services Fees (per Kiosk Unit) (Note 2)	********	$**********
3.Customer-specific Graphic Design Fees (*** ***** *** **** ********; per Additional Kiosk Unit) (Note 3)	********	$********
4.Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit (Note 4) (Note 5)	*** *******	*** ***** ** ************ ********* ***** ****
5.EMV Upgrade Fees (Note 6)
(i) Additional Kiosk Units delivered to Customer that have been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********
(ii) Existing Kiosk Units and Additional Kiosk Units delivered to Customer that have not been designed for EMV retrofit prior to delivery to Customer	*** ***** ****	*** ** ****** $********

Note 1: The quoted price applies to the Hardware Components (as defined below) and the Kiosk Software (as defined in Attachment D to Exhibit C-4) and includes *** ******** *** *** ******** ****** (defined below) ********** **** *** **** ** ******** ** *** Kiosk Unit(s) to Customer's designated location(s).  Desired upgrades to Hardware Components of the Kiosk Unit (other than the EMV Upgrade as defined in Note 5 below) are available to Customers at the price applicable pursuant to Note 4 below (Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit) or, if the requested upgrade or part or component requested by Customer(s) is not set forth therein, on * “*** *****” ***** which shall be incorporated into a Statement of Work for implementation, support or other technical services associated with the Hardware Components and/or associated accessory or additional equipment.  The quoted price for a Kiosk Unit also includes *** ****** *** ******* ******** ********** **** *** ************ *** ************* ** *** ***** **** *** **** *********** ** *** ******** ********.  CSG and the applicable Customer shall execute a mutually agreed upon Statement of Work for such Additional Kiosk Unit purchase(s) to reflect the agreed upon purchase price, the then-applicable Thinman Specifications (as defined in each such applicable Statement of Work) and Kiosk Software Specifications (as defined in Attachment D of Exhibit C-4) as well as delivery, implementation and ********** ******* *********.  As used herein, the term “Hardware Components” means, collectively, the Existing Kiosk Hardware Components (as defined in in Attachment D of Exhibit C-4) and the Additional Kiosk Hardware Components (as defined in Attachment D of Exhibit C-4).

Note 2: ****** ***** ******** ******* ******** **** ******* ****** ***** ******** *********** *** ******* ** accordance with Schedule H of the Agreement and ****** ******* *** *** ******* ************ ******** ** ***’* ***** ******** (collectively, “Kiosk Software Support Services”). For the avoidance of doubt, a Customer may, at its option, purchase ****** Kiosk Software Support Services after the expiration of the Warranty for the Additional Kiosk Unit and/or Existing Kiosk Unit on which the Kiosk Software is loaded. The ****** Kiosk Software Support Fees for each Additional Kiosk Unit will be invoiced, following a ********'* ********** (as defined in the applicable Statement of Work between CSG and such applicable Customer) for the period commencing as of the date of delivery of each such Kiosk Unit to Customer's designated location through the remainder of the then-current ****** ******* ****** (i.e., the ****** ******* ****** for Kiosk Software Support Fees shall be on an ***** * ******* ***** ** of the next calendar year billing period) on a pro rata basis, pursuant to the Agreement, and thereafter, on a full annual basis; provided, however, that if implementation of a Kiosk Unit is delayed due to CSG or Hardware TPV-caused issues, then the commencement date of the initial Kiosk Software Support Services term shall instead be the **** ** ********** of such Kiosk Unit.  If following the Warranty Period, * ******** ********** *** ** * ***** **** ** **********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

**** *** ********* *** **** *********** **** ** ********* ****** ** ****** ******* ****** for which ******** *** **** *** ***** ******** ******* ***** *** ***** ******** ****** ** ******** *** ***** ******** ******* **** **** ** ******** ** ******* *** **** ***** Unit for the portion of the ****** ******* ****** ********* *** *** ** *** ******** ***** ****** ***** **** *********** ** ********** ** * *** **** *****.

Note 3: Any additional Customer-requested design graphics services will be performed pursuant to a separate Statement of Work which may include additional fees for such services.

Note 4: CSG will provide a price list to TWC each ******** ******* (“********* Price List”) so long as TWC is receiving Payment Kiosk Services during the Term of the Agreement and any Termination Assistance Period.

Note 5: TWC and CSG acknowledge and agree that, following the delivery date of a Kiosk Unit to Customer's designated location, any changes that occur in the EMV Standard (defined below), the Legal Requirements (as defined in Exhibit C-4 Attachment D) and/or the Currency Update Requirements (as defined in Exhibit C-4 Attachment D) that impact the Hardware Components of such Kiosk Unit will, upon completion of the Customer requested hardware upgrade or replacement, be subject to the additional fees for any additional or replacement Hardware Components that are set forth in the then current ********* ***** ****; provided however, that any ********* ** *********** ******** *** ******* ********** **** **** ********** ** *********** ******** ***** ** ******** ** **** ******** ** ** ********** ******.

Note 6: “*** *******” ***** *** ********** ************ *** ************* ** *** ******** ********* ************** ********* ** ************* *** ********* ** *********** ******** *** ******* ********** **** **** ******** ********* ************** ********* ** ************* *** *** ***** ******** ************* ********* ** ***** *** *** ***** **** ** ****** **** *** ******* ******* ** *** ********* ************** *** *** *************** ** ********** ******* ***** (“**** *****”) *** **** **** ******* ***** ** **** ********* *** ************** ****** *** ***** **** ************ ** ******* ** ****** *** *** *** ******* ************** ** ************ ** *** ******* **** ******* **** ** ***** *********** ******** *** **** ********** ** ********* (collectively, the “*** ********”). The *** ******* *** ******** *** ****** *** ******* ******** ********** **** *** ************ *** ************* ** **** ********* ********** ** *********** ******** ********** *** ***** ******** ************.  For purposes of clarification, each Additional Kiosk Unit delivered to Customer(s) shall be capable of ***** ******** ** **** *** *** ********.  Once an EMV Standard compliant Kiosk Unit is offered by CSG, (a) the Hardware Components for each Kiosk Unit shall automatically be amended to set forth the additional or replacement hardware for such EMV Standard compliant Kiosk Unit for any Existing and Additional Kiosk Units and (b) from that point forward, CSG may only ship EMV Standard compliant Kiosk Units to Customer.

Note: Only the Kiosk Software Support Services, **** ****** ** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** **********

3.

The Parties agree that the terms of this Amendment shall apply to any Statements of Work for the Existing Kiosk Units executed by CSG and a Customer prior to the execution date of this Amendment; and, further, that in the event of any conflict between the terms of any such Statements of Work and those contained herein, the terms of this Amendment shall prevail, except for any pricing set forth in such Statements of Work or Change Orders executed thereto for the Existing Kiosk Units.

4.

The terms of the Trademark and Branding Standards and Guidelines are as set forth in Exhibit 3 and shall apply to the Kiosk Units; CSG shall comply with such terms and conditions, attached hereto and incorporated herein by this reference.

5.

TWC, at its option, may exercise any of its rights or remedies under the Agreement, and/or perform any of its duties or obligations under the Agreement, by itself or through any Affiliate in conformity with the terms and conditions of the Agreement.  The foregoing in no way limits TWC’s obligations under the Agreement.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Matthew Zelesko	By: /s/ Joseph T Ruble
Name: Matthew Zelesko	Name: Joseph T. Ruble
Title: Senior Vice President	Title: EVP, CAO & General Counsel
Date: October 20, 2014	Date: 29 October 2014

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

Exhibit C-4

Attachment D

Precision eCare® Payment Kiosks

The following terms and conditions are applicable to the Precision eCare® Payment Kiosks and the Payment Kiosk Services provided by CSG to Customers under the Agreement.

1.  Description.

Precision eCare® Payment Kiosks. CSG's Precision eCare® Payment Kiosks facilitates presentment of account related information via a Customer-dedicated remote payment kiosk unit that permits Customer's Connected Subscribers and Non-ACP Subscribers to make payments in the form of cash, check and debit and credit cards, as further described herein.

(a)

The Existing Kiosk Units include CSG’s Precision eCare kiosk application software (the "Kiosk Software") provided by CSG and its third party vender (the "Kiosk Software TPV") and (ii) the kiosk unit hardware components as defined in the applicable Statements of Work of the Existing Kiosk Units identified in Exhibit 1 to this Attachment D, attached hereto and incorporated herein by reference (the "Existing Kiosk Hardware Components").

(b)

The Additional Kiosk Units include (i) the Kiosk Software and (ii) the kiosk unit hardware components identified in the Statement(s) of Work for implementation of each/any Additional Kiosk Units (the "Additional Kiosk Hardware Components").  The Additional Kiosk Units will be implemented in mutually agreed upon Statements of Work between CSG and Customers.  Except as to changes to the form design and exterior aesthetics of the Kiosk Unit, the Hardware Components, configuration and subsequent reconfiguration of the Kiosk Units are subject to change without notice based upon the Hardware TPV's current product offering so long as the Additional Kiosk Hardware Components continue to function in compliance with the Thinman Specifications and the provisions of Sections 5(a) and (b), 6, 7 and 8 of the Miscellaneous Terms below.

(c)

Each Kiosk Unit ******** * ***** (*) **** ******** *** *** ******** ********** *** *** ****** ******** ******** *********** ******** as further described in Exhibit 2 to this Attachment D, attached hereto and incorporated herein by reference (the "********"), ********** *** **** ***** **** ** ** *** **** ** ******** ** **** **** ***** **** ** ********'* ********** ********.

(d)

Kiosk Software Support Services will be purchased, ** ** ****** *****, for a ******* ** ***** (*) ***** at the rates specified and pursuant to Note 2 of the pricing table above.  Additional *** (*) **** terms may be purchased ******** pursuant to the terms described in Note 2 of the pricing table.

MISCELLANEOUS TERMS:

1.

CSG and Customer acknowledge that the Hardware Components and the Kiosk Software each constitute a “Product” under the Agreement and that all services contemplated in this Amendment constitute “Services” under the Agreement.  With respect to any Services that this Amendment contemplates shall be performed by the manufacturer of the Kiosk Unit (the “Hardware TPV”), the Hardware TPV shall constitute a Permitted Subcontractor under the Agreement.

2.

CSG represents and warrants that Customers' rights to and ownership, free from any lien, third party claim, or encumbrance, of the Kiosk Units shall transfer from the Hardware TPV to Customer upon delivery of such Kiosk Unit(s) to Customer, at Customer's designated location(s).  Customer shall assume risk of loss of Kiosk Unit(s) upon such delivery. For purposes of clarification, Customers' ownership rights run to the Thinman Enclosure (as defined in the Hardware Components List) and all attached and related accessory components thereto.  CSG represents and warrants that, upon delivery of the Kiosk Unit to Customer, Customer (by virtue of its ownership of the Hardware Components) has a valid, perpetual, fully-paid up, royalty-free, transferable (to

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to: (a) use all software loaded on (or made available to Customer in connection with) the Hardware Components; (b) use all firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components; and (c) receive, at no additional charge, all bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) as well as a valid, perpetual, fully-paid up, royalty-free, transferable (to any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to use any such bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) that are made generally available by the publisher. Any third party claim against a Customer based on allegations that, if true, would constitute a breach of the foregoing representation or warranty regarding the software, firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components is acknowledged by CSG to be an infringement claim for which CSG must indemnify Customers pursuant to Article 7 of the Agreement.  *************** *** ********* ********* ** *** ****** *** ********* ***** ***** ***** ** **** ** * ********** ***** ** *** ***** **** **** ** *** * ***** ******** *** ** **** ******** *** ******** *********** *** ***** ***** *** ***** ** *********** *** *** ******* ** *** ****** ** ********'* ********* ** *** ***** ***** ******** ** * *** ***** ****** ****** ** *** ****** ** *** **** ******** **** ** ******** *** ***** **** ***** **** * **** (*) **** ******** **** ************ ******** **** *************** *** ********** ** ******* *** (*************** **********) ** *** ********** ** ********** ** **** ***** *** ** **** ** *** ******* ********’* ***** ******* ******* ***** *** ****** ** *** ********** ******* *** ********* ****  *** ********* *************** ********* ** **** ******* * ***** ** ***’* **** *** ********* ********* *** ********’* **** ****** *** * ********* ** *** *************** *** ********** ******** ** **** ********** **

Effective upon the delivery of a Kiosk Unit to a Customer, CSG hereby grants to such Customer a non-exclusive, royalty-free, irrevocable, except for termination as provided in Article 6 of the Agreement, transferable (solely in connection with a permitted assignment of the Agreement or to any Transferee, as defined in Section 4 of these Miscellaneous Terms) right and license to use  the Kiosk Software (including all bug fixes, updates or upgrades thereto from time to time) in connection with the Kiosk Units during each Kiosk Software Support Services term.

3.

In addition to CSG’s infringement indemnity obligations for the Products and Services set forth in Article 7 of the Agreement, *** **** ****** **** ** ** ******* **** ** ********** ** ********* ** * ***** ***** *** ** * *********** ** *** ******** ********** *** ***** ******** ******** **** ** ** ***** ** *** **** *** *** ******** * ********** ********** ***** ******* **** **** ** **** ****** ** *** ***** ****** *** ****** ** ******* ********* *** **** ********* *** ***** ******* ******* ********* ** ***’* ******** *** *** *** ******* *** ***** ******* ******* ******* ********* ** *** ********** ****** ******** ** ****  *** ********** ** ******* *** ** *** ********* ***** ***** ** *** **** ***** *** ****************

4.

At any time that a Customer decides to discontinue use of a particular Kiosk Unit, and upon notice of such to CSG, Customer(s) may transfer the license to the Kiosk Software, the remainder of the Hardware Warranty and the remainder of the then-current Kiosk Software Support Services term for such Kiosk Unit, to any other Customer under the Agreement (“Transferee”); provided, however, that upon the expiration of the then current ****** Kiosk Software Support Services term, such Transferee shall be required to pay, upon receipt of an invoice therefor from CSG, the Kiosk Software Support Services Fees at the price set forth herein **** **** ********* of the Warranty Period for such Kiosk Unit.

5.   (a)  CSG shall be responsible for ensuring that, (i) ** *** **** ** ********* *** ******** ********** ******  **** *** ********** ***** ****** *********** *** ************ (********* ******* ********** *** ********* **** ************ *** ** ***** ** ******** (“***”)), ***, (ii) *** ***** ******** ** *** **** ** ******** **** *********** ****** **** ********* ***** ******** ******* ******** ******* ***** ****** **** *** ***** ****** *********** *** ************* ******* *** ******** ** ********* ** ******* **** *** ********** ** *** ******** ******** ******** **** ** ***** ************ ** ********** **** *** ** ********* *** *** ***** ***** ********* *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

********** *** ****** **** ** ***** **** ******* ****** ********** ** ********* (****** **** ******* ****** ***** ****** *** ********** ** ******* * *****) *** *** ********* ***** *** ********** ** *** ******** ********* ******** ***** *********** (*****), (*********** ************ “***** ************”).  CSG’s obligations as provided in (i) above shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA).  ** *** ***** *** ********** * ************ ** *** ***** ******** ** ***** ** ****** ** *** ************ ** (**) ***** *** *** ******** ********** ** *** ***** **** **** *** ******* *** ********** ********************** ** *** ******** ***** ******** ********* ** ****** **** *** ****** ** ***** ************* **** ******** ***** ** *********** *** *** ******* ******** ********** ***** ********* ** ******* *** ******** ********** **** **** **** *** ******* *** ********** ********************** ** *** ******** ***** ******** ********* ** ****** **** *** ****** ** ***** ************.  Such upgrade of the Hardware Components shall be made pursuant to a mutually agreed upon SOW that documents the applicable costs and sets forth the applicable project terms.

(b)In addition, prior to October 1, 2015, and pursuant to a schedule that has been approved by TWC, CSG shall implement the EMV Upgrade on (1) each Existing Kiosk Unit that will still be in-warranty as of October 1, 2015, and (2) each Additional Kiosk Unit shipped to a Customer prior to October 1, 2015, **** *** *** ********* **** *** *** ********* **** ******* ** * ********.  CSG may not invoice the applicable Customer for the EMV Upgrade fee unless and until the applicable Kiosk Unit is operating ** ********** **** *** *** ******** (without causing any failure of the Kiosk Unit to operate in accordance with the Thinman Specifications and the Kiosk Software Specifications).  With respect to any changes to the EMV Standard that take effect after October 1, 2015 (each, a “EMV Standard Modification”), for each Kiosk Unit that will still be in-warranty as of the effective date of such EMV Standard Modification, upon Customer’s request, CSG shall provide, install and configure, prior to the effective date of such EMV Standard Modification, all Hardware Component modifications, additions or replacements, and all Kiosk Software enhancements, necessary in order for the Kiosk Unit to comply with such EMV Standard Modification.  CSG may charge the applicable Customer the applicable fee(s) set forth on the then-current ********* ***** **** for such Hardware Components (except that any necessary firmware or driver modifications shall be provided ** ** ********** ******), such fee(s) to be invoiced once such Kiosk Unit is ** ********** **** **** *** ******** ************ (without causing any failure of the Kiosk Unit to operate in accordance with the Thinman Specifications and the Kiosk Software Specifications).  ** ********** **** ****** *** ****** ***** ******** ******* ******** **** *** ** ******* by CSG to any Customer for any Kiosk Software enhancement necessary to ******* ********** ** *** ********** ***** **** **** **** *** ******** *************

(c)  CSG shall indemnify, defend and hold harmless Customers and their Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from any breach of the foregoing requirements or from any product liability claim relating to the Kiosk Units.  Notwithstanding anything to the contrary in this Section, Customers shall indemnify, defend and hold harmless CSG and its Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from (i) CSG complying with instructions or directives of Customer(s) but only after written notice to TWC pursuant to Section 12.9 of the Agreement describing the possible conflict with a Legal Requirement and a subsequent request by the Chief Technology Officer for TWC or a superior officer of TWC that CSG comply with such Customer’s request, and (ii) any chargeback, stop payment, reversal, recall, re-credit or other similar right or any claim by any Connected Subscriber or Non-ACP Subscriber to any such right where such action is taken for a reason other than (1) an error by CSG or its subcontractors with respect to a payment initiated with respect to such Connected Subscriber or Non-ACP Subscriber or (2) a breach by CSG of its obligations hereunder (for example, a failure of CSG to implement the EMV Upgrade).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

6.

Kiosk PCI-Security Responsibilities.  CSG and Customer agree to comply with their respective responsibilities provided in that certain Kiosk PCI-Security document (CSG document no. 2508082), attached hereto as Attachment 1 and incorporated herein by reference, which shall be binding on the Parties, subject to the terms of this Agreement and may be updated from time to time by mutual agreement of the parties to identify roles and responsibilities related to the Product in a manner consistent with then-current industry standards and PCI-DSS standards (“Roles and Responsibilities Document”).  Any modification or revision of the Kiosk PCI-Security document shall be approved in writing by the CIO of CSG and an appropriate officer of Customer.  In the event the parties are unable to agree upon any modification or revision to the Kiosk PCI-Security in connection with a future change to the PCI-DSS standard, the parties shall escalate the matter as provided in the Agreement to appropriate officers of the respective parties for resolution.  CSG acknowledges and agrees that it is responsible for cardholder data which it possesses, accesses, processes, transmits, otherwise possesses or stores in relation to the Kiosk Units and related Payment Kiosk Services.  Nothing herein limits CSG’s responsibilities under Section 10.5 (Privacy and Data Security Obligations) of the Agreement with respect to the Kiosk Software.

7.

CSG shall be responsible for ensuring that any necessary modifications (whether to the Hardware Components or the Kiosk Software) are made to each Kiosk Unit hereunder after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury so that each Kiosk Unit will accept such new or redesigned U.S. currency bill ("Currency Update Requirements").  Such modifications shall be made to each Kiosk Unit as soon as commercially reasonably possible after the bill acceptor manufacturer has made the applicable firmware update available to CSG but in no event, (i) for modifications performed by CSG remotely, later than sixty (60) days, and, (ii) for modifications performed by CSG or its Hardware TPV, later than ninety (90) days (“Currency Update Period”).

Kiosk Units shipped to Customers after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury shall accept all such new or redesigned $100 bills and any bills of a lesser dollar denomination.  Pursuant to Note 4 of the fee table above, CSG may charge the applicable Customer the applicable fee(s) set forth on the then-current Quarterly Price List for any additional or replacement Hardware Components necessary to meet the Currency Update Requirements (except that any necessary firmware or driver modifications shall be provided at no additional charge), such fee(s) to be invoiced once the Kiosk Unit is modified such that it will accept such new or redesigned U.S. currency bill (without causing any failure of the Kiosk Unit to operate in accordance with the Thinman Specifications and the Kiosk Software Specifications).  No additional fees beyond the annual Kiosk Software Support Services Fees may be charged by CSG to any Customer for any Kiosk Software enhancement necessary in connection with the Currency Update Requirements.

8.

CSG shall be responsible for ensuring that the Kiosk Unit connectivity is integrated with Customer's SOA (as defined in Section 12 of these Miscellaneous Terms) in accordance with the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit.

9.

CSG shall be responsible for ensuring that the Precision eCare® Payment Kiosk website is in compliance with CSG’s published specifications for the Kiosk Software as well as Customer's business requirements and the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit which shall include, but not be limited to English and Spanish language used for website content and error messages, Kiosk Unit flow customizations and account look up and bill presentment and bill payment features (“Kiosk Software Specifications”).

10.

CSG shall provide TWC with at least ****** (**) ****' advance written notice of any proposed change of the Hardware TPV, or in the form design or exterior aesthetics of the Additional Kiosk Units.  Any changes in the form design, or exterior aesthetics, of Kiosk Units must be pre-approved by TWC in writing (email is sufficient) prior to shipment of such changed Kiosk Unit to Customers.

11.	CSG shall ensure that the Kiosk Units shall not include any functionality that permits a Connected or a Non-

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

ACP Subscriber to suppress paper bill statements or to authorize recurring payments without the approval of TWC’s Law Department.

12. CSG is not responsible for: (i) obtaining any required governmental approvals or licenses regarding the physical location of the Kiosk Unit at the site designated by Customer; (ii) providing support of the Hardware Components to the extent not covered by the Warranty; or (iii) providing nightly cash drawer collections from the Kiosk Unit and related settlement functions and reporting.

13.

TWC is responsible for ensuring that Customer's Service Oriented Architecture ("SOA") is available for integration with the Kiosk Units; CSG is responsible for ensuring the integration of the SOA to Precision eCare pursuant to that certain Statement of Work, "Implement Enhancement to Precision eCare Payment Kiosk," executed by the Parties as of November 8, 2013 (CSG document no. 2503563).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

Exhibit 1

to

Attachment D to Exhibit C-4

Existing Kiosk Units

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

Exhibit 2

to

Attachment D to Exhibit C-4

WARRANTY

Trouble Report and Process; Hardware Warranty and Onsite Hardware Warranty Services

1.

Trouble Report and Process: To initiate Warranty services, notification will be provided from Customer to CSG that a Kiosk Unit or Hardware Component within a Kiosk Unit is out of order or that any issue covered under the Warranty has occurred.  When a problem occurs with a Kiosk Unit, Customer will call CSG’s International Service Desk (“ISD”) for Level 1 support, to report the issue. The Kiosk Unit serial number and, if applicable, the failed Hardware Component identification (if known) will be required when Customer calls the ISD for assistance. The ISD will engage CSG's Level 2 operational support who will contact Customer to begin troubleshooting and identification of the issue.

2.

Hardware Warranty: CSG (by and with its Hardware TPV) hereby warrants that, except as otherwise provided herein: (i) the Hardware Components in each Kiosk Unit (as such Hardware Components are identified in each Statement of Work executed between a Customer and CSG for deployment of Additional Kiosk Units and, with respect to the Existing Kiosk Units, as identified in the respective Statements of Work for the Existing Kiosk Units), will be free from defects in material and workmanship, (ii) the Kiosk Unit (including all device firmware) shall perform in accordance with the specifications described in the Thinman User Manual (the "Thinman Specifications") in all material respects, and (iii) upon the date of delivery to the Customer's designated location, the Kiosk Unit shall comply with the Americans with Disabilities Act of 1990 and any other Legal Requirements then in effect that impact the Hardware Components; provided, however, that CSG’s obligations as provided in this clause (iii) shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA).

CSG (through its Hardware TPV) shall repair or replace any defective Hardware Component within *** (*) ******** **** following diagnosis of the issue identified in Customer’s trouble report at no to cost to Customer, including all shipping expenses.

3.

Onsite Hardware Warranty Services: Following CSG's receipt of a trouble report from Customer (a) CSG shall call Customer within **** (*) ******** ***** to commence remote troubleshooting; (b) upon completion of remote troubleshooting and identification that the reported trouble involves a Hardware Component issue and that an onsite technician is required to resolve the issue, a technician will be scheduled by CSG (through its Hardware TPV) to, and shall, arrive onsite at the Kiosk Unit location within *** (*) ******** ****.  CSG shall use commercially reasonable efforts to cause the technician to arrive at the Kiosk Unit location with all necessary materials and parts, and such technician shall perform the necessary services to repair the Hardware Component (including replacement of any Hardware Component(s) that is inoperative), install all necessary firmware and drivers for the respective Hardware Component’s functionality, and test the Kiosk Unit as a whole to ensure that the reported problem(s) have been corrected and that the Hardware Components of the Kiosk Unit are performing in accordance with the Thinman Specifications.

4.

O/S Support and Maintenance and Anti-Virus Software Responsibilities:  The tasks and activities that are the responsibility of CSG with respect to support and maintenance of the operating system software for the Kiosk Unit are as set forth in the Roles and Responsibilities Document.  Except for troubleshooting activities and the activities set forth in the Roles and Responsibilities Document that are CSG’s responsibility, CSG is not responsible for the support and maintenance of the operating system software for the Kiosk Unit.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

Hardware Warranty Exclusions/Out-of-Scope:

•

Updates to Hardware Components, new required parts, materials and components as a result of changes in the EMV Standard, the Currency Update Requirements and/or the Legal or Requirements that impact the Hardware Components following the delivery date of any Kiosk Unit to a Customer's designated location; provided, however, that notwithstanding any other provision of this Exhibit 2, any necessary firmware and driver updates required to comply with any EMV Standard Modification, change in the Legal Requirements or Currency Update Requirements are included within the scope of the Warranty.

•

The Microsoft Windows operating system of the computer installed inside the Kiosk Unit (except for CSG’s responsibilities under Attachment B to this Exhibit 2) and the Kiosk Software; any operating system failures or performance issues will require both Customer and CSG to work together to troubleshoot and diagnose. CSG will work in good faith to investigate operating system software issues and will work with Customer to repair any identified issues in a commercially reasonable manner.

•	Any component of the Kiosk Unit supplied by Customer or Customer's non-CSG suppliers.
•

Installation and testing of the Kiosk Software, including configuration or testing of the Kiosk Software or anti-virus software, network interfacing between the Kiosk Software and TWC’s SOA, drivers not relating to the Hardware Components.

•	Customer-consigned parts or components, engineering or custom modifications or engineering changes not set forth in a Statement of Work between CSG and Customer.
•	Cleaning, replenishing expendables, and, after Customer’s Acceptance of the Kiosk, arranging or positioning the Kiosk Unit.
•	Any failure of the Kiosk Unit that is attributable to any of the following (each, an “Excluded Failure”):
o	Misuse
o	Vandalism
o	Physical abuse
o	Accident
o	Modification of the Kiosk Unit or any Hardware Component thereto, other than by CSG, the Hardware TPV or an authorized service provider of CSG)
o	Unsuitable physical environment
o	Maintenance by Customer or Customer’s service organizations that are not approved by CSG
o	Removal or alteration of a part or of the Hardware Component identification by someone other than CSG, the Hardware TPV or a CSG authorized service provider
o	Damage as a result of relocation by Customer of a Kiosk Unit
o	Environmental acts of God
o	Failure caused by any part, material or component not included as a Hardware Component herein and not provided by CSG or the Hardware TPV

5.

Out-of-Scope Terms and Expenses; Exclusions: If the problem is attributable (whether identified remotely or onsite) to a part, material or component that is outside the scope of the Warranty or that is determined to be caused by an Excluded Failure, then Customer will be charged for the necessary out-of-scope part(s) and services at the price(s) defined in the Quarterly Price List provided by CSG to Customer prior to the start of each quarter. In such case, CSG shall inform Customer of the out-of-scope charges as soon as commercially reasonable (which in some cases may be after the replacement part or technician services are complete). Customer and CSG acknowledge that the determination of a given repair being out-of-scope may happen at all stages throughout the troubleshooting and repair process.

The technicians dispatched to Kiosk Unit locations are not able nor certified to modify, disable, or certify any security software including but not limited to: logging applications, anti-virus software, anti-malware software, or firewall software.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

ADDITIONAL WARRANTY TERMS:

1.

Term: The Warranty and Onsite Hardware Warranty Services are effective for ***** (*) ***** beginning on the date of delivery of the Kiosk Unit to Customer’s designated location (the "Warranty Period").

2.

Service Hours:  Normal business hours for Warranty services, including Onsite Hardware Warranty Services, are deemed to be ****** ******* ******, * ** to * ** local time, excluding U.S. observed holidays.

3.

Limitations of Onsite Hardware Warranty Services: The Onsite Hardware Warranty Services are limited to (a) removal and replacement of malfunctioning Hardware Components and correction of any other failure of the Kiosk Unit to comply with the Warranty, (b) installation of all necessary firmware and drivers for the Hardware Component being replaced, and (c) diagnostic testing to ensure that the reported problem(s) have been corrected and the Kiosk Unit is performing in accordance with the Thinman Specifications.

4.	Kiosk Unit Keys: Keys to the Kiosk Unit must be onsite and available prior to dispatch of a technician for Onsite Hardware Warranty Services.
5.

Replacement Hardware Component:  The technician will arrive onsite with the replacement Hardware Component(s) or the replacement Hardware Component(s) will be shipped and delivered directly to Customer's designated location. The Hardware Component(s) that will be provided will be the Hardware Component(s) identified as needed during the remote troubleshooting between CSG and Customer.

6.

Issue Diagnosis:  Customer and CSG will be actively engaged following Customer’s trouble report and will use commercially reasonable efforts to identify the problem and diagnose the issue in order to expedite dispatch of the proper Hardware Components.

7.

RMAs: The service technician is responsible for returning replaced Hardware Components to CSG (or its Hardware TPV) and obtaining/including the appropriate RMA number on such returned Hardware Components.

8.

Use of Refurbished Replacement Parts: CSG (through its Hardware TPV) reserves the right to repair or replace with an in-kind Hardware Component from a refurbished and tested stock (at the sole discretion of CSG or Hardware TPV) so long as the functionality of such refurbished stock is like new and performance of the refurbished stock complies with the Thinman Specifications.  Title to replacement Hardware Components shall pass to Customer upon Customer’s receipt.

9.	Impact on Warranty Period: Replacing a Hardware Component does not change (and, specifically, does not extend) the Warranty Period.
10.

Non-Hardware Component Warranty:  Non-Hardware Warranty service repairs requested by and pre-approved by Customers and provided by CSG (through its Hardware TPV) are warranted for ****** (**) **** after work is complete and accepted by Customer.

11.

False or Errant Trouble Report: If a service trip is deemed unnecessary after the technician arrives due to a false trouble report submitted by Customer, Customer agrees to pay for the technician’s time onsite at the rate defined in the Quarterly Price List. Customer and CSG agree to jointly perform remote troubleshooting prior to dispatching technicians in order to reduce the risk of this situation occurring.

12.

Relocating Kiosk Units: With respect to each Kiosk Unit that Customer relocates, Customer must report the post-relocation address, contact, and phone numbers to CSG within ****** (**) **** of such relocation. If problems occur due to Customer providing an inaccurate physical address as Customer's designated location of a Kiosk Unit, Customer agrees to pay any related shipping costs to reroute Hardware Components shipped to the pre-relocation address for such Kiosk Unit and/or for the technician’s time onsite at the rate defined in the ********* ***** **** where the technician went to the pre-relocation address for such Kiosk Unit.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

Exhibit 3

to

Attachment D to Exhibit C-4

Trademark and Branding Standards and Guidelines

1.Definitions.  For purposes of this Exhibit 3 to Attachment D to Exhibit C-4, the following terms have the meaning set forth below:

“Licensed Marks” means the Trademarks owned by TWX and licensed to TWC under the terms of the TWX License Agreement, including, without limitation, TIME WARNER CABLE and TWC.

“Trademarks” means any corporate names and trade names, trademarks, service marks, designs, logos, symbols, identifications, and/or other indicia of source origin.

“TWC” means Time Warner Cable Inc. and its direct and indirect subsidiaries.

“TWX License Agreement” means the Brand and Trade Name License Agreement between TWX and Time Warner Cable Inc. dated March 31, 2003, and upon termination of that agreement, the Brand and Trade Name License Agreement between TWX and Time Warner Cable Inc. dated May 20, 2008.

“TWC Marks” means any Trademarks owned or licensed by TWC, including, without limitation, the Licensed Marks.

“TWC Vendor” means a company supplying goods or services to TWC and to which the TWC Marks are provided in connection with the performance of the TWC Vendor’s contractual obligations to TWC.

“TWX” means Time Warner Inc., the licensor, under the TWX License Agreement.

2.At all times, TWC Vendor shall use the TWC Marks in accordance with those style(s) and use(s) specifically approved by TWC (e.g., templates for product packaging and quick start guides and related materials, as applicable), provided that TWC Vendor’s use of the TWC Marks in those style(s) and use(s) does not materially change and shall be subject to periodic review by TWC upon request.  TWC shall have the right to periodically review TWC Vendor’s use of the TWC Marks in connection with the Agreement to ensure that, as applicable, the operation, quality, style and image thereof conforms to the high quality standards TWC employs in its own use of the TWC Marks (collectively, the “Quality Standards”).  Upon request, TWC Vendor shall submit to TWC representative samples of current product packaging, quick start guides and related materials (as applicable) displaying any of the TWC Marks, at no cost to TWC, in order that TWC may be assured that the Quality Standards are being maintained, as applicable.  In the event that TWC believe(s) that any such materials fail to meet the Quality Standards, TWC shall so notify TWC Vendor, in writing, and TWC Vendor shall take reasonable steps to promptly cease the use, display and distribution (as applicable) of any such non-complying materials.

3.TWC Vendor shall use the TWC Marks only in accordance with the terms of the agreement between TWC Vendor and TWC (“Agreement”), and, as applicable, the Quality Standards, solely to the extent reasonably required in connection with TWC Vendor’s performance as permitted under the Agreement.

4.TWC shall have the right to approve all uses of the TWC Marks.

5.TWC Vendor shall use its reasonable best efforts to not do anything itself, or aid or assist any other entity or person to do anything that would, or could reasonably be expected to (a) infringe, violate, tarnish, dilute, cause a loss of distinctiveness, harm, misuse or bring into disrepute the TWC Marks; (b) use the TWC Marks in any way which might be deceptive or misleading and/or (c) damage the goodwill of TWC, TWX and/or its or their affiliates or the TWC Marks associated therewith, as applicable.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AN

6.TWC Vendor acknowledges that TWX is the exclusive owner of the Licensed Marks and that TWC, as licensee under the TWX License, has the right to use the Licensed Marks in connection with the Agreement.  All rights in and to the Licensed Marks and all modifications, enhancements and derivative works created with respect thereto are, and shall remain, the property of TWX, as applicable, subject only to the license granted to TWC Vendor pursuant to the Agreement.  Nothing in the Agreement shall confer or imply any right of ownership in any TWC Marks in TWC Vendor.  TWC Vendor acknowledges the validity of the TWC Marks and shall not attack or challenge the title of TWC or TWX, as applicable, in and to the TWC Marks or any trademark, trade name, brandmark, brand name, domain name, trade dress or logo or other intellectual property or proprietary rights relating thereto.  TWC Vendor acknowledges that all rights, including goodwill, accruing from its use of the TWC Marks shall inure to the benefit of TWC or TWX, as applicable.

7.TWC Vendor shall, in accordance with reasonable commercial standards, with all uses the TWC Marks, (a) indicate the trademark and copyright status of the TWC Marks by use of the “TM” or “®” and/or “©” symbols, as appropriate, and (b) include the following notice for protection of the TWC Marks: “[Insert applicable trademark or copyright] is a [trademark or copyright] of [Time Warner Cable Inc.] [Time Warner Inc.] (as directed by TWC from time to time).  Used under license.”

8.If and as applicable, TWC Vendor shall cooperate with TWC and TWX to effectuate registered user recordals and cancellations in those countries where such recordal is required or recommended, as directed, in writing, by TWC from time to time.

9.TWC Vendor shall comply with all applicable laws, rules, and regulations governing the operation of TWC Vendor’s business.

10.TWC Vendor shall not cause or allow any liens, encumbrances or the like to be placed on the TWC Marks.

11.TWC Vendor’s right to use the TWC Marks is non-transferrable and without right to sublicense (except as otherwise expressly provided in the Agreement) and shall automatically terminate upon the termination of the Agreement or upon any termination of the TWX License Agreement, whichever occurs first.

12.TWC Vendor shall not combine its Trademarks with the TWC Marks (i.e., such that it creates or gives the impression of a unified, composite mark) without the prior written consent of TWC.